Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reportedly): August 31, 2006



                                 Imperiali, Inc.
               (Exact name of registrant as specified in charter)

          Florida                                                 65-0574887
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

              777 S. Flagler Drive #800W, West Palm Beach, FL 33401
                (Address of principal executive office Zip Code)

                                 (561) 805-9494

               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.02 - Non Reliance on Previously Issued Financial Statements or A Related Audit Report or Completed Interim Review.


On April 15, 2007, our Chief Financial Officer concluded that the Company's audited financial statements for the year ended August 31, 2006, which are included in the Company's Form 10 for that period, can no longer be relied upon Additionally, the Company's unaudited financial statements for the three months ended November 30, 2006, respectively, which are included in the Company's Form 10-QSB's for those periods, can no longer be relied upon. Specifically, the Company's balance sheet will be affected, with a substantial increase in stockholders' equity and a corresponding increase in investments due to an accounting error resulting in financial restatements.

During the course of preparing the financial statements for the period ended May 31, 2006, and the related Form 10K for 2006, and after further consultation with accounting professionals, our Chief Financial Officer concluded that the Company's accounting for the common stock and investments was incorrect. Specifically, common shares which had been exchanged for investments which were held by Daniel J. Imperato, a founder and major shareholder, had not been recorded in the financial records of the Company.

On March 2, 2007, we filed an amended Form 10. On March 21, 2007, we filed an amended Form 10-Q for the three months ended November 30, 2006.

We have discussed the above matter with our current independent registered accountants pursuant to Item 4.02(a).

                        Balance Sheets at August 31, 2006

                                     ASSETS


                                                                                                    Restated       Original Reported
                                                                                                      2006                  2005
Portfolio At value:
  Private Finance
Companies more than 25% owned (cost: 2006 -$3,500,000; cost: 2005 $0                             $  3,500,000                     -



Current assets:
    Cash                                                                                         $    609,541          $    609,541
                                                                                                 ------------          ------------

Total current assets                                                                             $    609,541          $    609,541
                                                                                                 ------------          ------------

Total assets                                                                                     $  4,109,541          $    609,541
                                                                                                 ============          ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Due to officer                                                                               $          -          $          -
                                                                                                 ------------          ------------

Total current liabilities                                                                        $          -                     -
                                                                                                 ------------          ------------

Stockholders' equity:

    Common stock; $.001 par value; authorized-
    500,000,000 shares; issued and outstanding-
    2006 25,358,486 shares; 2005 17,995,986 shares-                                                    25,358                20,358
Additional paid in capital                                                                         15,255,605            11,760,605
Accumulated deficit                                                                               (11,171,422)          (11,171,422)

                                                                                                    4,109,541               609,541
                                                                                                 ------------          ------------
                                                                                                 $  4,109,541          $    609,541
                                                                                                 ============          ============

Net Asset Value per Common Share                                                                 $        .16

                                 IMPERIALI, INC.
                            Statements of Operations

                                                                                        Year ended August 31
                                                                                ---------------------------------
                                                                                2006 Restated              2006
                                                                                                         Original
                                                                                                         Reported
                                                                                ------------        -------------
Interest and Related Portfolio Income:
    Interest and dividends                                                      $     11,300        $     11,300

Expenses:
    Employees and Consultants                                                        840,296

    General and Administrative                                                       179,859           1,020,155


Net Investment Income                                                           $ (1,008,855)       $ (1,008,855)

Net Realized Gains (losses)                                                                -                   -

Net Change in unrealized appreciation                                                      -                   -

Net increase in net assets resulting from operations (loss)                     $ (1,008,855)       $ (1,008,855)

Earnings (loss) per common share-basic                                          $      (.047)       $      (.053)
Earnings (loss) per common share-diluted                                        $      (.047)
Weighted average common shares outstanding-basic                                  21,677,000          19,177,000
Weighted average common shares outstanding-diluted                                21,677,000          19,177,000
-----------------------------------------------------------------------------------------------------------------

                                 IMPERIALI, INC.
                       Statements of Change in Net Assets

                                                                                        Year ended August 31
                                                                                ---------------------------------
                                                                                   2006                    2006
                                                                                 Restated                Original
                                                                                                         Reported
                                                                                ------------        -------------
Operations:
    Net Investment Income                                                       $ (1,008,855)       $           -
    Net Realized Gains (losses)                                                            -
    Net Change in unrealized appreciation                                                  -

Shareholder Distributions:
    Common Stock Dividends                                                                 -                    -

Capital share transactions:                                                     $  5,118,500
    Sales of Common Stock

Total Increase in Net Assets                                                    $  4,109,645        $           -
Net assets at beginning of period                                               $       (104)                   -
Net assets at end of period                                                     $  4,109,541                    -
Net asset value per common share                                                $       0.16
Common shares outstanding at the end of period                                    25,358,486
-----------------------------------------------------------------------------------------------------------------

                                 IMPERIALI, INC.
                  Statements of Changes in Stockholders' Equity

                                    Restated


                                     Common Stock              Additional      Accumulated
                                     ------------
                                   Shares         Amount    Paid in Capital      Deficit           Total
                                   ------         ------    ---------------      -------           -----
Balance, August 31, 2003         17,995,986   $    17,996     $ 10,144,467    $(10,162,567)         $(104)

Net loss for the year                     _             _                _               _              -

Balance, August 31, 2004         17,995,986        17,996       10,144,467     (10,162,567)          (104)

Issuance of common stock          7,362,500         7,362        5,111,138                      5,118,500

Net loss for the year                     _             _                _      (1,008,855)    (1,008,855)

Balance, August 31, 2006         25,358,486   $    25,358     $ 15,255,605    $(11,171,422)   $ 4,109,541
                                ===========   ===========     ============    ============    ===========

                               Originally Reported

                                      Common Stock             Additional      Accumulated
                                      ------------
                                   Shares         Amount    Paid in Capital      Deficit           Total
                                   ------         ------    ---------------      -------           -----
Balance, August 31, 2003         17,995,986   $    17,996     $ 10,144,467    $(10,162,567)   $      (104)

Net loss for the year                     _             _                _               -              -

Balance, August 31, 2004         17,995,986        17,996       10,144,467     (10,162,567)          (104)

Issuance of common stock          2,362,500         2,362        1,616,138                      1,618,500

Net loss for the year                     -             -                -      (1,008,855)    (1,008,855)

Balance, August 31, 2006         20,358,486   $    20,358     $ 11,760,605    $(11,171,422)   $   609,541
                                ===========   ===========     ============    ============    ============

                                    Restated

                                 IMPERIALI, INC.
                            Statements of Investments
-------------------------------------------------------------------------------------------------------------------
Private Finance                         Investment                      Cost                         Value
Portfolio Company
-------------------------------------------------------------------------------------------------------------------
I1Search                               Common Stock                  $2,000,000                   $2,000,000
-------------------------------------------------------------------------------------------------------------------
I1Connect                              Common Stock                  $1,500,000                   $1,500,000
-------------------------------------------------------------------------------------------------------------------


                               Originally Reported

                                 IMPERIALI, INC.
                            Statements of Investments
-------------------------------------------------------------------------------------------------------------------
Private Finance                         Investment                      Cost                         Value
Portfolio Company
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imperiali, Inc.



By: /s/ Charles A. Fiscina
    --------------------------
Name:   Charles A. Fiscina
Title:  Chief Financial Officer